                                                                    Exhibit 10.9

      THE SECURITY REPRESENTED BY THIS INSTRUMENT HAS BEEN, AND THE SECURITIES ISSUABLE UPON CONVERSION, IF ANY, OF THIS INSTRUMENT IN ACCORDANCE WITH ITS TERMS SHALL BE, ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                  REAL TIME STRATEGIES, INC. d/b/a RTS WIRELESS

                   NON-NEGOTIABLE CONVERTIBLE PROMISSORY NOTE

January 31, 2000                                                      $1,500,000
Plainview, New York

      For value received, Real Time Strategies, Inc. d/b/a RTS Wireless, a New York corporation (the "Company"), hereby promises to pay to Monsoon Ventures LLC, a New York limited liability company ("Holder"), $1,500,000 at the times and in the manner hereinafter provided.

      This Note shall bear interest at a per annum rate equal to eight percent (8%) compounded annually, and, subject to the conversion provisions set forth below, shall be payable in full on January 31, 2001.

      Upon any closing by the Company of an equity financing transaction (as defined below) with a publicly traded strategic investor (such investor, the "Strategic Investor" and such financing, the "Strategic Financing") in any amount, after the date hereof but before the earlier of any Financing in which this Note is converted into Securities (as such terms are defined below), Sale Transaction (as defined below), Public Offering (as defined below) or January 31, 2001, the then outstanding principal amount hereof shall be automatically and simultaneously converted into that number of shares of common stock of the Company (the "Common Stock") determined by dividing such outstanding principal amount by (a) if Common Stock is issued in the Strategic Financing, the price per share at which such Common Stock is sold in such financing or (b) if preferred stock or debentures that are convertible into Common Stock are issued in such financing (a "Convertible Security"), the effective price per share of Common Stock into which such Convertible Security is convertible; provided, however, that notwithstanding the foregoing, such price per share of Common Stock shall in no event be less than the price per share that is derived by dividing $250,000,000 by the number of shares of Common Stock determined on a fully diluted basis (as defined below) immediately before such Strategic Financing. If reasonably practicable, the Company shall give Holder written notice of the closing of any Strategic Financing at least three (3) days before the occurrence thereof and, in all events, no later than the date of such closing. Subject to the foregoing, if the Strategic Financing is effected through multiple closings, Holder will be issued Common Stock at the average price for all closings, to the extent the closings have different prices. Any accrued and unpaid interest as of the date of any such conversion shall be paid in cash. As used in this Note, (a) "fully diluted" means all of the issued and outstanding shares of Common Stock, together with the number of shares of Common Stock subject to options and warrants issued under any stock option plan of the Company or otherwise to the extent such options are either vested at the time of such determination or will with the passage of time become vested within six months thereafter and (b) "equity financing transaction" means any transaction in which the Company issues Common Stock, a Convertible Security or another equity security.

      Subject to the paragraph immediately following this paragraph, upon any closing by the Company of a non-public equity financing transaction of at least $6,000,000 with a party other than a Strategic Investor after the date hereof but before the earlier of any Strategic Financing, Sale Transaction, Public Offering or January 31, 2001 (a "Financing"), the then outstanding principal amount hereof shall be automatically and simultaneously converted into that number of shares of stock of the class and series issued in the Financing, or such other equity securities convertible into shares of stock as may be issued in the Financing (in either case, the "Securities") determined by dividing (a) such outstanding principal amount by (b) the price per security at which such Securities are sold in the Financing; provided, however, that notwithstanding the foregoing, if the actual valuation of the Company upon which such Financing is based is $400,000,000 or more (immediately prior to such financing, and based on the number of shares of Common Stock determined on a fully diluted basis immediately before such Financing), then conversion of this Note shall not be automatic but shall be at the option of Holder. If reasonably practicable, the Company shall give Holder written notice of the closing of any Financing at least five (5) days before the occurrence thereof and, in all events, no later than the date of such closing. Any optional conversion of this Note in connection with a valuation of more than $400,000,000 in accordance with this paragraph shall be subject to and conditional upon delivery by Holder to the Company on or before the date of such closing or within thirty (30) days thereafter of Holder's written election to convert this Note. Subject to the foregoing, if the Financing is effected through multiple closings, Holder will be issued Securities at the average price for all closings, to the extent the closings have different prices. Any accrued and unpaid interest as of the date of any such conversion shall be paid in cash.

      Recalculation Right. Notwithstanding the foregoing, in the event (x) a Financing occurs before any Strategic Financing and, in connection with such Financing, the outstanding principal amount hereof is converted into Securities and (y) within sixty (60) days after the closing of such Financing a Strategic Financing is closed that is based on a valuation of the Company that is lower (the "Lower Valuation") than the valuation upon which such Financing was based, then the number of Securities into which such principal amount is convertible shall be re-calculated utilizing the greater of $250,000,000 or the Lower Valuation. Within thirty (30) days after the closing of any such Strategic Financing at a Lower Valuation, the Company shall (a) give notice thereof to Holder, together with a statement in reasonable detail showing the Lower Valuation and such re-calculation (based on $250,000,000 or such Lower Valuation, as the case may be) and (b) issue to Holder such additional Securities as are indicated by such re-calculation.

      In the event that, prior to the earlier of any Strategic Financing, Financing in which this Note is converted into Securities, Public Offering or January 31, 2001, the Company closes a Sale Transaction (as defined below), the then outstanding principal amount hereof shall be automatically and simultaneously converted into that number of shares of Common Stock determined by dividing (a) such principal amount by (b) the price per share for the Common Stock that is derived by dividing $500,000,000 by the number of shares of Common Stock determined on a fully diluted basis immediately before such closing. Any accrued and unpaid interest as of the date of such closing shall be paid in cash. If reasonably practicable, the Company shall give Holder written notice of the closing of any Sale Transaction at least thirty (30) days before the occurrence thereof. As used in this Note, "Sale Transaction" means any transaction or a series of related transactions that results, directly or indirectly, in (i) any merger, consolidation, reorganization, recapitalization or other business combination pursuant to which the business of the Company is combined with that of another company and the Company is not the surviving entity, or (ii) a sale or transfer of all or substantially all of the Company's assets (including without limitation a lease of all or substantially all of the assets of the Company with or without a purchase option) or (iii) the acquisition of the Company by way of public or private offer, open market purchase, negotiated purchase or otherwise; provided, however, that such term shall not include any reincorporation of the Company in Delaware.

      Subject to the paragraph immediately following this paragraph, in the event that, prior to the earlier of any Strategic Financing, Financing in which this Note is converted into Securities, Sale Transaction or January 31, 2001, the Company consummates a Public Offering (as defined below), the then outstanding principal amount hereof shall be automatically and simultaneously converted into that number of shares of Common Stock determined by dividing (a) such principal amount by (b) the price per share for the Common Stock that is derived by dividing $450,000,000 by the number of shares of Common Stock determined on a fully diluted basis immediately before the effective date of such Public Offering. Any accrued and unpaid interest as of such effective date shall be paid in cash. As used in this Note, "Public Offering" means the registration of the offering of any equity securities of the Company under the Securities Act of 1933 pursuant to a registration on Form S-1 (or any analogous form).

      Notwithstanding the foregoing, if the actual valuation of the Company upon which such Public Offering is based is $700,000,000 or more (immediately prior to such offering, and based on the number of shares of Common Stock determined on a fully diluted basis immediately before the effective date of such offering), then Holder may, at its option and in lieu of such automatic and simultaneous conversion of such principal amount, elect to receive payment of such principal amount in cash together with all accrued and unpaid interest. To facilitate such election, not later than five (5) days prior to the effective date of such Public Offering the Company shall deliver a written notice to Holder stating in reasonable detail the actual valuation upon which such public offering is based. Any such election by Holder shall be subject to and conditional upon delivery by Holder to the Company on or before such effective date or within ten (10) days thereafter of Holder's written election to receive such cash payment, which election shall be binding and irrevocable. In the event of such election, the Company shall pay the outstanding principal and accrued and unpaid interest of this Note via wire transfer to an account designated by Holder or by check forwarded to the address of Holder within twenty (20) days after such effective date of such Public Offering. If Holder does not give notice of such election within ten (10) days after such effective date, the Company shall have the right to prepay this Note in whole, or in part from time to time, without penalty or premium at any time thereafter.

      In the event the Company does not close any Strategic Financing, Financing in which this Note is converted into Securities, Sale Transaction or Public Offering by January 31, 2001, and subject to and conditional upon delivery by Holder to the Company on or before that date of Holder's written election to convert this Note in accordance with this paragraph, the then outstanding principal amount hereof may be converted at Holder's option into that number of shares of Common Stock determined by dividing (a) such principal amount by (b) the price per share for the Common Stock that is derived by dividing $375,000,000 by the number of shares of Common Stock determined on a fully diluted basis immediately before any conversion of this Note pursuant to this paragraph. Any accrued and unpaid interest as of the date of such conversion shall be paid in cash. In the event the Company determines that the same is necessary to preserve the Company's status as a Subchapter S corporation under the Internal Revenue Code, and the Company desires to preserve such status, then before, and as a condition to, any conversion pursuant to this paragraph, the Company may require Holder to transfer this Note to the members of Holder so that the Common Stock to be issued upon such conversion shall be held by the members of Holder. Any such transfer shall be done upon assignment of the original Note, duly endorsed, and accompanied by a duly executed written instrument of transfer in form and substance satisfactory to the Company as evidenced by the Company's written acknowledgment of such written instrument of transfer.

      As soon as practicable after any conversion of this Note, the Company at its expense will cause to be issued in the name of, or as directed by, and delivered to or upon the order of, Holder or its transferees (as the case may be), a certificate or certificates for the number of shares of Common Stock or Securities to which Holder or such transferees shall be entitled upon such conversion (bearing such legends as may be required by applicable state and federal securities laws and/or otherwise advisable in the reasonable opinion of legal counsel for the Company). Such conversion shall be deemed to have been made upon the earlier of (a) in the event that a Strategic Financing, a Financing in which this Note is converted into Securities or a Sale Transaction is closed on or before January 31, 2001, on the closing of such financing or transaction, (b) in the event that a Public Offering is closed on or before January 31, 2001, on the effective date of such Public Offering or (c) in the event that Holder shall have elected to convert this Note into shares of Common Stock on or before January 31, 2001, immediately prior to the close of business on the date (not later than January 31, 2001) that the Note shall have been surrendered for conversion accompanied by written notice of election of such conversion. No fractional shares will be issued upon any conversion of this Note. If upon any conversion of this Note a fraction of a share results, the Company at its option will pay the cash value of that fractional share or issue a full share to Holder in lieu of such fractional share.

      If this Note is not converted into Common Stock or Securities pursuant to the foregoing paragraphs, the principal and interest of this Note shall be payable via wire transfer to an account designated by Holder or by bank or cashier's check forwarded to the address of Holder as Holder shall from time to time designate. If this Note is converted into Common Stock or Securities pursuant to the foregoing paragraphs, this Note shall be deemed to be paid in full, canceled and extinguished upon such conversion; provided, however, that notwithstanding the foregoing the provisions above relating to multiple closings and the paragraph above entitled "Recalculation Right" shall survive and be fully enforceable by Holder in accordance with the terms thereof .

      The Company and all endorsers of this Note hereby waive notice, presentment, protest and notice of dishonor. If, after maturity, this Note is placed in the hands of an attorney for collection or if it is collected through judicial, probate, bankruptcy, or receivership proceedings, an additional reasonable amount shall be paid by Company to Holder for attorney's fees.

      Except as set forth in the next succeeding sentence, this Note is not assignable or transferable by Holder without the prior written consent of the Company. Notwithstanding the aforementioned, Holder hereof may transfer all or a portion of this Note (or the securities issuable on conversion hereof) to the members of Holder upon delivery to the Company of an opinion of counsel for such members to the effect that such transfer is pursuant to a valid exemption from registration under the Securities Act of 1933, which opinion shall be reasonably acceptable in form and substance to the Company. Any transfer of this Note shall be done only upon assignment of the original Note, duly endorsed, and accompanied by a duly executed written instrument of transfer in form and substance satisfactory to the Company as evidenced by the Company's written acknowledgment of such written instrument of transfer, which acknowledgment shall not be unreasonably withheld or delayed. Interest and principal are payable only to Holder or its permitted transferees. Holder and any permitted transferees each agree to provide a Form W-9 to the Company promptly on request.

      The terms and conditions of this Note shall be governed by New York law, without reference to principles of conflicts or choice of law. This Note is governed by a Note Purchase Agreement which is herein incorporated by reference.

      All references to the Company herein shall be deemed to include its successors and assigns, and all covenants, stipulations, promises and agreements contained herein by or on behalf of the Company shall be binding upon its successors and assigns, whether so expressed or not.

      No modification or waiver of any provision of this Note or consent to departure therefrom shall be effective unless in writing and signed by the Company and Holder.

      IN WITNESS WHEREOF, Real Time Strategies, Inc. d/b/a RTS Wireless has caused this Note to be executed in its corporate name and this Note to be dated, issued and delivered, all on the 31st day of January, 2000.

                                          Real Time Strategies, Inc. d/b/a
                                          RTS Wireless, a New York Corporation


                                          By: /s/ Spencer Kravitz
                                             ---------------------------------

                                          Title: Executive VP and COO
                                                ------------------------------


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